CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	3 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
OTHER INCOME (LOSS)
Gain on disposition of marketable securities	$ 0	$ 48,300
Interest	15,032	2,112
Foreign currency loss	(8,344)	(5,491)
Total OTHER INCOME (LOSS)	6,688	44,921
EXPENSES
Corporate general and administrative	5,391,534	747,709
Mixed Company (Note 8)	205,998	0
Exploration	28,694	61,552
Legal and accounting	149,070	193,268
Arbitration and Settlement (Note 3)	182,260	1,344,835
Equipment holding costs	155,026	209,467
Interest expense (Note 11)	2,648,793	2,410,384
Total EXPENSES	8,761,375	4,967,215
Net loss for the period	$ (8,754,687)	$ (4,922,294)
Net loss per share, basic and diluted	$ (0.10)	$ (0.06)
Weighted average common shares outstanding, basic and diluted	89,812,621	78,670,191